UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2023

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2023, HarborOne Bancorp, Inc. (the “Company”) appointed Ms. Jean Levesque to serve as the Company’s Interim Chief Financial Officer while the Company evaluates candidates for the permanent position.  Ms. Levesque, who currently serves as First Vice President, SEC and Regulatory Reporting Manager for HarborOne Bank, is expected to begin serving as Interim Chief Financial Officer on September 29, 2023.

Ms. Levesque, 55, an inactive Certified Public Accountant, has served as the First Vice President, SEC and Regulatory Reporting Manager for HarborOne Bank since 2015.  Ms. Levesque held the position of Vice President, Corporate Controller for HarborOne Bank from 2005 until 2015.  Ms. Levesque joined HarborOne Bank in September 2004.  She graduated from the University of Massachusetts Boston with a BS degree in accounting.  Ms. Levesque is not a party to any arrangements or understandings with any other person pursuant to which she was appointed to serve as the Interim Chief Financial Officer.  There are no family relationships among Ms. Levesque and any other directors or officers of the Company, and there have been no transactions, nor are there any proposed transactions, between the Company and Ms. Levesque that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Also on August 10, 2023, the Company appointed Mr. Paul Roukey, to serve as the Company’s Interim Principal Accounting Officer.  Mr. Roukey is expected to begin serving as Interim Principal Accounting Officer on September 29, 2023.

Mr. Roukey, 55, a Certified Public Accountant. has served as Vice President, Chief Accounting Officer for HarborOne Bank since 2022.  Prior to joining HarborOne Bank, Mr. Roukey spent nearly twenty-seven years at State Street Bank, where he held numerous positions, including Controller for State Street’s Global Markets, Global Treasury, and Credit Finance business units.  Mr. Roukey is not a party to any arrangements or understandings with any other person pursuant to which he was appointed to serve as the Interim Principal Accounting Officer.  There are no family relationships among Mr. Roukey and any other directors or officers of the Company, and there have been no transactions, nor are there any proposed transactions, between the Company and Mr. Roukey that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

3

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey

	Name:	Joseph F. Casey
	Title:	President and
Chief Executive Officer

Date: August 10, 2023